As filed with the Securities and Exchange Commission on March 1, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[X] Midas Fund, Inc. (File No. 2-98229): Post-Effective Amendment No. 18

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940[X]
      Midas Fund, Inc. (File No. 811-4316): Post-Effective Amendment No. 18

                                MIDAS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

            11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005 (Address of
                     Principal Executive Offices) (Zip Code)

                                 (212) 785-0900
              (Registrant's Telephone Number, including Area Code)

                               WILLIAM J. MAYNARD
                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                             R. Darrell Mounts, Esq.
                             Kirkpatrick & Lockhart
                               1800 M Street, N.W.
                            South Lobby --Ninth Floor
                           Washington, D.C. 20036-5891

          immediately upon filing pursuant to paragraph (b) of rule 485 on (specify date) pursuant to paragraph (b) of rule 485 60 days after filing pursuant to paragraph (a) of rule 485
             X on May 1, 1996 pursuant to paragraph (a) of rule 485
                                    ---------

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on February 29, 1996.

             CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

                                    Item No.
                       of Form N-lA Caption in Prospectus

                                  1 Cover Page

                              2 "Fees and Expenses"

               3 "Financial Highlights"; "Performance Information"

                4 "The Fund's Investment Program"; "Risk Factors"

    5 "The Investment Manager and Subadviser"; "Custodian and Transfer Agent"

                          5A "Performance Information"

    6 Cover Page; "The Investment Manager and Subadviser"; "Distributions and
       Taxes"; "Determination of Net Asset Value"; "Shareholder Services"

    7 "How to Purchase Shares"; "Shareholder Services"; "Determination of Net
                     Asset Value"; "Distribution of Shares"

          8 "How to Redeem Shares"; "Determination of Net Asset Value"

                                9 Not Applicable

                 Caption in Statement of Additional Information

                                  10 Cover Page

                             11 "Table of Contents"

                                12 Not Applicable

             13 "Investment Restrictions"; "Allocation of Brokerage"

                           14 "Officers and Directors"

              15 "Officers and Directors"; "The Investment Manager"

 16 "Officers and Directors"; "The Investment Manager"; "The Subadviser and the
   Subadvisory Agreement"; "Distribution of Shares"; "Custodian, Transfer and
                     Dividend Disbursing Agent"; "Auditors"

                          17 "Allocation of Brokerage"

                                18 Not Applicable

                             19 "Purchase of Shares"

                          20 "Distributions and Taxes"

                                21 Not Applicable

                      22 "Calculation of Performance Data"

                            23 "Financial Statements"






                                   MIDAS FUND
                          PROSPECTUS DATED MAY 1, 1996


       Midas Fund, Inc. (the "Fund") seeks primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, the Fund invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Such investments are considered speculative and subject to substantial price fluctuations and risks. There can be no assurance that the Fund will achieve its investment objectives.

       Midas Management Corporation is the Fund's Investment Manager, and Lion Resource Management Limited is the Fund's Subadviser. Since 1992, Mr. Kjeld Thygesen, Managing Director of the Subadviser, has been a portfolio manager of the Fund. Based in London (U.K.), the Subadviser is a part of Lion Mining Group, which specializes in gold mining and resource company investment management, corporate finance and consulting.

 -------------------------------------------------------------------------------


                    NEWSPAPER LISTING. Shares of the Fund are
                   sold at the net asset value per share which
                  is shown daily in the mutual fund section of
                     newspapers nationwide under the heading
                                  "Midas Fund."

 -------------------------------------------------------------------------------


       This prospectus contains information you should know about the Fund, which is an open-end, management investment company, before investing. You should read it to decide if an investment in the Fund is right for you. Please keep it with your investment records for future reference. The Fund has filed a Statement of Additional Information (also dated May 1, 1996) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by calling 1-800-400-MIDAS, and is incorporated by reference in this prospectus. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve
Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLE. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $100, unless you are in the Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENS
ES
Sales Load Imposed on Purchases..................NONE
Sales Load Imposed on Reinvested Divi
dends............................................NONE
Deferred Sales Load..............................NONE
Redemption Fee within 30 days of
purchase (as a percentage of  net asset
value of shares redeemed).......................1.00%
Redemption Fee after 30 days of
purchase.........................................NONE
Exchange Fee.............................................NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees ................................1.00%
12b-1 Fees......................................0.25%
Other Expenses .................................1.01%
Total Fund Operating Expenses...................2.26%


EXAMPLE            1           3          5           10
                  -           -          -           --
                year        years      years        years
                $23         $71        $121        $260

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and a
redemption at the end of each time period...............................

The example set forth above assumes reinvestment of all dividends and other distributions and uses an assumed 5% annual rate of return as required by the Securities and Exchange Commission ("SEC"). THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for annual Fund expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended December 31, 1995. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid for certain custodian, accounting, administrative and shareholder services, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period since the Fund's inception. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the December 31, 1995 Annual

Report to Shareholders and incorporated by reference in the Statement of Additional Information.
Years Ended December 31,


                                1995   1994     1993    1992      1991     1990    1989     1988     1987     1986*
                                ----   ----     ----    ----      ----     ----    ----     ----     ----     -----
PER SHARE DATA**
Net asset value, beginning of y$3.32  $4.16    $2.35   $2.55     $2.59    $3.12   $2.58    $3.16    $2.63     $2.33
                               -----  -----    -----   -----     -----    -----   -----    -----    -----     -----
Income from investment operations:
Net investment income (loss)  (0.06) (0.05)   (0.01)    0.01      0.03        -  (0.01)   (0.02)     0.00    (0.01)
Net realized and unrealized          (0.67)
                                     ------
investments.................gain1.28s           2.34  (0.19)    (0.04)   (0.53)    0.57   (0.58)     0.92      0.31
                                ----            ----  ------    ------   ------    ----   ------     ----      ----
  Total from investment operatio1.22 (0.72)     2.33  (0.18)    (0.01)   (0.53)    0.56   (0.60)     0.92      0.30
Less distributions:
Dividends from net investment incom-      -   (0.52)  (0.02)    (0.03)        -       -        -        -         -
Distributions from net realize(0.29)s(0.12)        -       -         -        -       -        -   (0.33)         -
Return of capital distributions    -      -        -       -         -        -       -        -   (0.06)         -
  Total distributions.......  (0.29) (0.12)   (0.52)  (0.02)    (0.03)     0.00    0.00     0.00   (0.39)      0.00
                              ------ ------   ------  ------    ------     ----    ----     ----   ------      ----
Net asset value, end of year   $4.25  $3.32    $4.16   $2.35     $2.55    $2.59   $3.12    $2.56    $3.16     $2.63
                               =====  =====    =====   =====     =====    =====   =====    =====    =====     =====
TOTAL RETURN................  36.73%(17.27)%  99.24% (7.16)%   (0.20)% (16.99)%  21.88% (18.99)%   34.77%    12.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 0$15,753 $7,052  $10,357  $4,943    $8,202   $7,571 $11,168  $12,726  $19,145    $7,367
Ratio of expenses to average
sets(a):.................... ne2.26%  2.15%    2.18%   2.25%     2.25%    2.25%   2.20%    1.82%    1.79%     1.97%
Ratio of net investment inco         1.26)%
average net assets(b):......m(1.47)%(        (0.25)%   0.56%     1.10%    0.06% (0.32)%  (0.42)%    0.36%   (1.05)%
Portfolio Turnover .........  47.72% 52.62%   63.44%  72.23%    77.26%   58.46%  23.60%    7.52%   27.29%     8.28%
----------------------------------

*From commencement of operations, January 8, 1986. **Per share net investment income (loss) and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. (a) Ratio prior to reimbursement by the Investment Manager was 2.47%, 2.51%, 2.53%, and 2.52% for 1990, 1991, 1992, and 1995, respectively. (b) Ratio prior to reimbursement by the Investment Manager was (0.16)%, 0.83%, 0.28%, and (1.73)% for 1990, 1991,
1992, and 1995, respectively.

                                TABLE OF CONTENTS

Transaction and Operating Expenses.........Distributions and Taxes..............
Financial Highlights.......................Determination of Net Asset Value.....
The Fund's Investment Program..............The Investment Manager and Subadviser
Risk Factors...............................Distribution of Shares...............
How to Purchase Shares.....................Performance Information..............
Shareholder Services.......................Capital Stock........................
How to Redeem Shares.......................Custodian and Transfer Agent.........




                          THE FUND'S INVESTMENT PROGRAM

    The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and
(ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities. For purposes of the foregoing, natural resources include, but are not limited to, ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. See "Risk Factors."

    The Fund retains the flexibility to respond promptly to changes in market and economic conditions and the Investment Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign government or corporate issuers. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash and may invest in foreign or domestic high quality money market instruments. Money market instruments in which the Fund may invest include, but are not limited to, U.S. or foreign government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements relating to any of the foregoing. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and cost to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's board of directors.

DEBT SECURITIES. When seeking to achieve its secondary objective of current income, the Fund will normally invest in investment grade debt securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated debt securities. The market value of debt securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition do no affect cash income from such securities but are reflected in the Fund's net asset value.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. The Fund may purchase and sell options (including options on precious metals, foreign currencies, equity and debt securities, and securities indices), futures contracts including futures contracts on precious metals, foreign currencies, securities and securities indices), options on futures contracts and forward currency contracts. The Fund may use options, futures and forward contracts for hedging and yield or income enhancement purposes. For example, the Fund could purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund could purchase put options on securities to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance yield or income. The Fund could write (sell) put and call options on securities to enhance yield or income or as a limited hedge. The Fund could purchase and sell these instruments in order to attempt to hedge against changes in securities prices, interest rates or foreign currency exchange rates or precious metal prices or to enhance yield or income.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940 (the "1940 Act"), but intends to continue to qualify as a regulated investment company for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest (i) up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days and (ii) up to 10% of its total assets in restricted securities.

    In addition to the Fund's fundamental investment objectives and concentration policy, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

                                  RISK FACTORS

    Because of the following considerations, Fund shares should be considered speculative, are subject to substantial price fluctuations and risks and are not a complete investment program. Risks in the Fund's investment policies include:

1. PRICE FLUCTUATIONS IN BULLION. The value of the Fund's investments may be affected by changes in the price of gold, platinum, and silver. Gold, platinum, and silver have been subject to substantial price fluctuations over short periods of time. The prices have been influenced by industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governmental and international agencies. Price fluctuations in bullion can also cause large price fluctuations in the securities in which the Fund may invest.

2. CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. Currently, there are only six major producers of gold: the Republic of South Africa ("South Africa"), the United States, Australia, the Commonwealth of Independent States
(the "CIS," formerly the Union of Soviet

Socialist Republics), Canada, and China. As South Africa, the CIS and China are three major producers of gold and platinum, changes in political, social and economic conditions affecting either country pose certain risks to the Fund's investments. The social upheaval and related economic difficulties in South Africa, the CIS and China, may, from time to time, influence the price of gold and platinum and the share values of mining companies involved in South Africa, the CIS, and China and elsewhere. Investors should understand the special considerations  and  risks  related  to such  an  investment  emphasis,  and its potential effect on the Fund's per share value. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

3. CONCENTRATION. As a matter of fundamental investment policy, the Fund concentrates its investments in (i) securities of companies primarily involved, directly or indirectly in, or that derive a portion of their gross revenues, directly or indirectly from, the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (ii) gold, silver and platinum bullion. Such concentration involves additional investment risks, increased problems of liquidity, and causes the value of Fund shares to fluctuate more than if it invested in a greater number of industries.

4. PRIVATE PLACEMENTS. The Fund may invest in securities that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in the secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

5. SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

6. TAX OR CURRENCY LAWS. Changes in tax or currency laws of the United States or foreign countries, such as imposition of withholding taxes or other taxes or of exchange controls on foreign currencies, may inhibit or increase the cost of the Fund's pursuit of its investment program.

7. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. Under unusual international monetary or political conditions, the Fund's assets might be less liquid and the change in value of its assets more volatile than would be the case with other investments. In particular, because the price of gold and platinum may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold and other precious metals than would occur in other industries.

8. FOREIGN SECURITIES, MARKETS AND CURRENCIES. All or a portion of the Fund's assets may be invested in foreign securities. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; non-negotiable brokerage commissions; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing and financial reporting standards; the possible imposition of foreign taxes, exchange controls (which may include suspension of the ability to transfer currency from a given country), and currency restrictions; and the possible greater political, economic, and social instability of developing as well as developed countries including without limitation nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the Fund's expense ratio can be expected to be higher than for investment companies investing exclusively in domestic securities.

    The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in emerging market countries than in developed countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

    The Fund may purchase securities on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign stock exchanges are higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or require the Fund to maintain a greater portion of its assets in money market investments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

    Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold cash in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

    The Fund may hold a portion or all of its cash in the form of foreign currencies. Since investments in foreign currencies, bullion and coins do not yield income, the Fund may not achieve its secondary objective during periods when it holds significant positions in such investments. The Fund purchases or sells gold, platinum, and silver bullion primarily of standard weight at the best available prices in the New

York bullion market (see "Determination of Net Asset Value"). The Investment Manager retains discretion, however, to purchase or sell bullion in other markets, including foreign markets, if better prices can be obtained.

    When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the U.S. or purchase American Depository Receipts ("ADRs") which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Fund may purchase foreign securities directly in foreign markets so long as in management's judgment an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

9. OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. Strategies with options, futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in certain of these instruments is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the instruments underlying the options and futures do not follow the price movements of the instrument subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, foreign currency exchange rates, precious metals prices, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for all of these instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets set aside to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or the ability to meet redemption or other current obligations.

10. LACK OF INCOME ON GOLD, SILVER AND PLATINUM INVESTMENTS. Investments in gold, silver and platinum bullion do not generate income and will subject the Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss.

                                              HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $500 for regular and gifts/transfers to minors custody accounts, and $100 for Midas retirement plans, which include Individual Retirement Accounts ("IRAs"), SEP- IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Midas Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft payable to Midas Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o MIDAS AUTOMATIC INVESTMENT PROGRAM. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $50 or more into your Fund account.

         The MIDAS BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the MIDAS SALARY INVESTING PLAN, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

         The MIDAS GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-400-MIDAS. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program does not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($50 minimum), made payable to Midas Fund, together with a Midas FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center, 1-800-400-MIDAS. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $50 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800-400-MIDAS, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Midas Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Midas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. The Fund reserves the right to reject any order. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the investment minimums.

                                               SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-400- MIDAS.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account with Midas EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Fund may require the signature to be guaranteed), with a voided check.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-400-MIDAS.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of the plans described below is available from Investor Service Center, 1-800-400-MIDAS.

    The minimum investment to establish a Midas IRA or other retirement plan is $100. Minimum subsequent investments are $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Midas Automatic Investment Program. There are no set-up fees for any Midas Retirement Plans. Subject to change on 30 days' notice, the plan custodian charges Midas IRAs a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your IRA has assets of $10,000 or more or if you invest regularly through the Midas Automatic Investment Program.

     |X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non-working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year from January 1, 1996 through April 15, 1997.
    DEDUCTIBILITY. IRA contributions are fully deductible for most taxpayers. For a taxpayer who is an active participant in an employer- maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000-$35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible. An eligible individual may establish a Midas IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center, 1-800-400-MIDAS, which make it easy to transfer or roll over IRA assets to a Midas IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences.
    Similarly, no taxes need be paid on a lump-sum distribution which you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Midas Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

     |X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allowance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.
                                               HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-400-MIDAS, to expedite redemption of Fund shares if share certificates have not been issued.
    You may redeem as little as $250 worth of shares by requesting Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will be made as soon as possible, ordinarily within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC;
(ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a ten business day delay to allow the check or transfer to clear. The ten day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and other distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and other Midas prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases and redemptions with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and tape recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 30 days of such address being changed unless you provide a signature guarantee as described above.

                                              DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared, and payable to shareholders of record, on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains. Dividends and other distributions are made in additional Fund shares, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center, 1-800-400-MIDAS. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional Fund shares or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional Fund shares), when designated as such by the Fund, are taxable to the shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to taxes.

    The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding also is required with respect to shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other tax considerations may apply, you should consult your tax adviser.

                                         DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of the Fund's investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share," and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.


                                       THE INVESTMENT MANAGER AND SUBADVISER


    Midas Management Corporation (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with an affiliated broker/dealer, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses.

    For its services, the Investment Manager receives a fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. This fee is higher than fees paid by most other investment companies. During the fiscal year ended December 31, 1994, investment management fees paid by the Fund to Excel Advisors, Inc., its former investment adviser, represented approximately 1.00% of average daily net assets. The Investment Manager provides certain administrative services to the Fund at cost. Bassett S. Winmill may be deemed a controlling person of the Investment Manager.

    The Investment Manager has entered into a subadvisory agreement with the Subadviser for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and its total net assets ranging from ten to fifty percent. The Subadviser, whose principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG, is a majority-owned subsidiary of Lion Mining Group, which is controlled by Andrew F. Malim. The Fund's investments may include securities of companies for which Lion Mining Finance provides technical, consulting, and investor relations services. The Subadviser also serves as an investment adviser to another U.S. mutual fund with net assets of approximately $32 million as of March 1, 1996. Mr. Kjeld Thygesen, the Subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the Investment Manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the Subadviser since 1989.

                                              DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005, (the "Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of 0.25% per annum of the Fund's average daily net assets for distribution and service activities. This fee may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders at the rate of 0.25% on such customer balances. The Fund will pay the fee to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceeds the fee, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than the fee, it may realize a profit.

                                              PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Toronto Stock Exchange Gold Sub-Index Average and other industry publications. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares. Until August 28, 1995, the maximum sales charge imposed on purchases of Fund shares was 4.5%. This sales charge is not reflected in the calculation of returns since the sales charge has been discontinued. For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information. The Fund's annual report to shareholders contains further information about the Fund's performance, and is available free of charge upon request.

                                                   CAPITAL STOCK

    The Fund is a non-diversified open-end management investment company organized as a Maryland corporation ("Corporation") in 1995. Prior to August 28, 1995, the Fund operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985. The Corporation is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors of the Corporation may establish additional series or classes of shares, although it has no current intention of doing so.

     The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objectives, policies or restrictions is required by the 1940 Act.

                                           CUSTODIAN AND TRANSFER AGENT

    Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization by the Fund of such foreign custodial arrangements and depositories will increase the Fund's expenses. All of the Fund's gold, platinum, and silver bullion is held by Wilmington Trust Company, Rodney Square North, Wilmington, DE 19890. The custodian also performs certain accounting services for the Fund.

    The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund.

[Left Side of Back Cover Page]


MIDAS FUND
-----------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005
1-800-400-MIDAS     1-212-480-MIDAS





-----------------------------------------------------


CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE PURCHASES, AND TO OBTAIN INFORMATION CONCERNING YOUR ACCOUNT.
1-800-400-MIDAS       1-212-480-MIDAS
-----------------------------------------------------


[Right Side of Back Cover Page]


MIDAS FUND
---------------------------------------------------------


SEEKING CAPITAL APPRECIATION AND PROTECTION AGAINST
INFLATION AND, SECONDARILY, CURRENT INCOME



ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS: IRA, SEP-IRA,      QUALIFIED PROFIT
SHARING/MONEY
    PURCHASE, 403(B), KEOGH

---------------------------------------------------------


MINIMUM INITIAL INVESTMENT:
 REGULAR ACCOUNTS, $500;
 IRAS, $100;  AUTOMATIC
 INVESTMENT PROGRAM, $50

MINIMUM SUBSEQUENT INVESTMENTS: $50

---------------------------------------------------------


PROSPECTUS
MAY 1, 1996

Statement of Additional Information                                 May 1, 1996






                                                    MIDAS FUND, INC.
                                                    11 Hanover Square
                                                   New York, NY  10005
                                                     1-800-400-MIDAS



This Statement of Additional Information regarding Midas Fund, Inc. (the "Fund") should be read in conjunction with the Fund's prospectus dated May 1, 1996. The prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's Distributor, by calling 1-800-400-MIDAS.


                                                          TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM........................................  2

INVESTMENT RESTRICTIONS..............................................  4

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES............  6

OFFICERS AND DIRECTORS............................................... 12

THE INVESTMENT MANAGER............................................... 13

THE SUBADVISER AND THE SUBADVISORY AGREEMENT......................... 14

CALCULATION OF PERFORMANCE DATA...................................... 15

DISTRIBUTION OF SHARES............................................... 18

DETERMINATION OF NET ASSET VALUE..................................... 19

PURCHASE OF SHARES................................................... 19

ALLOCATION OF BROKERAGE.............................................. 19

DISTRIBUTIONS AND TAXES.............................................. 21

REPORTS TO SHAREHOLDERS.............................................. 22

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.................... 22

AUDITORS ............................................................ 22

FINANCIAL STATEMENTS................................................. 22

APPENDIX--DESCRIPTIONS OF BOND RATINGS............................... 23

                                              THE FUND'S INVESTMENT PROGRAM

       The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the Prospectus.

       FOREIGN SECURITIES. Because the Fund may invest in foreign securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

       The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.


U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

       BORROWING. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

       ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("1933 Act"). The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

       Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

       In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

       Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

       The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Midas Management Corporation (the "Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

       REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

       Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's board of directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the board's general supervision.

       LENDING. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party. [The Fund has no current intention of engaging in lending transactions.]

       CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

       The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

       The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

       PREFERRED SECURITIES. The Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

       LOWER RATED DEBT SECURITIES. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Ratings of investment grade or better include, the four highest ratings of Standard & Poor's Ratings Services ("S&P") (AAA, AA, A, or BBB) and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

       Ratings of debt securities represent the rating agencies, opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

       Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.


                                                 INVESTMENT RESTRICTIONS

       The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940 ("1940 Act");

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5. Lend its assets, provided however, that the following are not prohibited:
   (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act; or

6. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and
   (ii) short sales.

       The  Fund's   Board  of   Directors   has   established   the   following
non-fundamental investment limitations that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities;

(ii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iii) The Fund may not invest more than 5% of its assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(iv) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more that 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act;

(v) The Fund may not make short sales of securities or maintain a short position, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward contracts, and (b) the Fund may sell "short against the box" where, by virtue of its ownership of other securities, the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

(vi) The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

(vii) The Fund may not purchase or retain securities of any issuer if those officers or Directors of the Fund, its investment manager or its subadviser who each own beneficially more than 1/2% of 1% of the securities of an issuer own beneficially together more than 5% of the securities of that issuer;

(viii) The Fund may not purchase the securities of any investment company except
       (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

(ix) The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided however, that borrowings pursuant to (a) and (b) do not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than borrowings. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowings come to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation;

(x) The aggregate value of securities underlying put options on securities written by the Fund, determined as of the date the put options are written, will not exceed 25% of the Fund's net assets, and the aggregate value of securities underlying call options on securities written by the Fund, determined as of the date the call options are written, will not exceed 25% of the Fund's net assets;

(xi) The Fund may purchase a put or call option on a security or a security index, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other such instruments held by the Fund, does not exceed 5% of the Fund's total assets;

(xii) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; and

(xiii) The Fund may not mortgage, pledge or hypothecate any assets in excess of one-third of the Fund's total assets.


                  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

       REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the Investment Manager may purchase and sell options (including options on precious metals, foreign currencies, equity and debt securities, and securities indices), futures contracts (or "futures") (including futures contracts on precious metals, foreign currencies, securities and securities indices), options on futures contracts and forward currency contracts. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the non- fundamental investment restrictions described above in sections (x), (xi) and (xii), use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

       The Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any hedging or yield or income enhancement strategy used will be successful. The Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets being hedged and movements in securities, interest rates, foreign currency exchange rates and precious metals prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the correlation between hedging instruments and the assets being hedged may be imperfect. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences.

       In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

       COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Transactions using these instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund would comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

       Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregate accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

       OPTION  INCOME AND HEDGING  STRATEGIES.  The Fund may  purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or other instrument underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

       The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

       The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

       The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

       The Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

       The Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

       The Fund may purchase and sell put and call options on securities indices, precious metals and currencies, in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

       The Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same security or index where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call; the same issue of the security can be considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

       FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may purchase and sell options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase or to enhance return. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund can also purchase and sell options on foreign currencies in order to attempt to increase the Fund's yield.

       The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

       The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

       There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter-bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

       SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

       In considering the use of options to enhance return or to hedge the Fund's portfolio, particular note should be taken of the following:

       (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index, precious metal or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index, precious metal or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities, precious metals or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

       (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index, precious metal or currency during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

       (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to securities and securities indices. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty to an OTC option, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund may maintain a covered position with respect to call options it writes on a security, currency, precious metal or securities index, the Fund may not sell the underlying securities, precious metal or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

       (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

       (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

       FUTURES AND RELATED OPTIONS STRATEGIES. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire) or to enhance yield. Hedging strategies may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option.

       The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

       The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write put options on interest rate futures contracts as a partial anticipatory hedge and may write call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

       The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

       As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write put options on securities index futures as a partial anticipatory hedge and may write call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

       The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a put option on a foreign currency futures contract as a partial anticipatory hedge and may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

       The Fund may also purchase these instruments to enhance return, for example by writing options on futures contracts. In addition, the Fund can use these instruments to change its exposure to securities or precious metals price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

       The Fund may also write put options on interest rate, securities index, precious metal or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index, precious metal or foreign currency futures contract in order to synthetically create an interest rate, securities index, precious metal or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

       The Fund may also purchase and write straddles on futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that the futures contract's price will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that the futures contract's price will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

       SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

       Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

       Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

       In  considering  the  Fund's  use  of  futures   contracts  and  options,
particular note should be taken of the following:

       (1) Successful use by the Fund of futures contracts and options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, precious metals or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

       (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the securities, precious metals or currencies being hedged, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the hedged securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying securities, precious metals or currencies that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

       (3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although the Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

       (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

       (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

       (6) As is the case with options, the Fund's activities in the futures and options on futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

       SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

       Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

       FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also use forward currency contracts in one currency or basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

       The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The Fund also may hedge by using forward currency contracts in connection with portfolio positions.

       The Fund may also use forward currency contracts to shift the Fund's exposure from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment manager believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund will be served.

       At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging purposes limits the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


                                                 OFFICERS AND DIRECTORS

       The Directors of the Fund, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

RUSSELL E. BURKE III -- Director (since 1995). 36 East 72nd Street, New York, New York 10021. He is President of Russell E. Burke III, Inc. Fine Art. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of certain of the investment companies in the Bull & Bear funds complex (the "Complex"). He was born August 23, 1946.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director (since 1995). 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of other investment companies in the Complex. He was born February 7, 1930.

JAMES E. HUNT -- Director (since 1995). One Dag Hammarskjold Plaza, New York, New York 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He is also a Director of other investment companies in the Complex. He was born December 14, 1930.

FREDERICK A. PARKER, JR. -- Director (since 1995). 219 East 69th Street, New York, New York 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He is also a Director of other investment companies in the Complex. He was born November 14, 1926.

JOHN B. RUSSELL -- Director (since 1995). 334 Carolina Meadows Villa, Chapel Hill, North Carolina 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of other investment companies in the Complex. He was born February 9, 1923.

THOMAS B.  WINMILL* -- Chairman of the Board (since 1995),  Co-President  (since
1995),  Co-Chief  Executive  Officer  (since 1995),  and General  Counsel (since
1995). He is President of Midas Management Corporation (the "Investment Manager") and the Distributor, and Chairman of Bull & Bear Securities, Inc. ("BBSI"). He is also a Director of certain of the investment companies in the Complex. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a brother of Mark C. Winmill. He was born June 25, 1959.

       The executive officers of Midas Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President, Co-Chief Executive Officer, and Chief Financial Officer (since 1995). He is Chief Financial Officer of the Investment Manager and certain of its affiliates. He is also a Director of certain of the investment companies in the Complex. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is the brother of Thomas B. Winmill. He was born November 26, 1957.

THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer, and General Counsel (see biographical information above) (since 1995).

ROBERT D. ANDERSON -- Vice Chairman (since 1995). He is Vice Chairman of the Investment Manager and its affiliates. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the National Association of Securities Dealers, Inc. He is also a Director of certain of the investment companies in the Complex. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President (since 1995). He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets. He was born March 1, 1955.

BRETT B. SNEED, CFA -- Senior Vice President (since 1995). He is Senior Vice President of the Investment Manager and certain of its affiliates. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company.
He was born June 11, 1941.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer (since 1995). He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm.
He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary (since 1995). He is Vice President and Secretary of the Investment Manager and its affiliates. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar. He was born September 13, 1964.

* Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his positions with the Investment Manager.

       Information in the following table is based on fees previously paid and anticipated to be paid during the fiscal year ended December 31, 1996.

COMPENSATION TABLE


                                                  Pension or Retirement Benefit                             Total Compensation From
                                               Accrued as Part of Fund Expen
                                                                                                             Fund and Investment
                            Aggregate Compensa-                             Estimated Annual Benefits    Company Complex Paid To
 NAME OF PERSON, POSITION     tion From Fund                                ses  Upon Retirement                Directors

  THOMAS B. WINMILL              None                      None                        None                       None
  CHAIRMAN OF THE BOARD,
       CO-PRESIDENT
     Mark C. Winmill               None                      None                        None                       None
       Co-President
    Robert D. Anderson             None                      None                        None                       None
       Vice Chairman




   Russell E. Burke III           $1,500                     None                        None                    $9,000 from
         Director                                                                                           3 Investment Companies
      Bruce B. Huber              $1,500                     None                        None                   $12,500 from
         Director                                                                                           6 Investment Companies
      James E. Hunt               $1,500                     None                        None                   $12,500 from
         Director                                                                                           6 Investment Companies
   Frederick A. Parker            $1,500                     None                        None                   $12,500 from
         Director                                                                                           6 Investment Companies
     John B. Russell              $1,500                     None                        None                   $12,500 from
         Director                                                                                           6 Investment Companies
============================================================================= ==

                                                 THE INVESTMENT MANAGER

       Midas Management Corporation (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

              1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

       Under the Investment Management Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (I) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

       If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

        The Fund's Investment Management Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) approve. The Fund's Investment Management Agreement may be terminated by either the Fund or the Investment Manager on 60 days' written notice to the other, and terminates automatically in the event of its assignment.

       The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the most restrictive state imposed limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. In addition, the Investment Manager also has agreed to be subject to the following expense limitation for a period of two years from the effective date of the Investment Management Agreement, which limitation is calculated as an amount not in excess of the fee payable by the Fund if and to the extent that the aggregate operating expenses of the Fund (excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes and brokerage fees and commissions) are in excess of 2.0% of the first $10 million of average net assets of the Fund, plus 1.5% of the next $20 million of average net assets, plus 1.25% of average net assets above $30 million.

       For the years ended December 31, 1992, 1993 and 1994, Excel Advisors, Inc., the Fund's previous investment adviser, earned, before reimbursement of certain expenses, $54,991, $72,039 and $85,126, respectively, in fees from the Fund. These fees were calculated pursuant to the same fee schedule under which the Investment Manager's fee is currently calculated. For the years ended December 31, 1992, 1993 and 1994, Excel Advisors, Inc. reimbursed $15,536, $0 and $0, respectively, to the Fund for expenses in excess of expense limitations. As of December 31, 1995, the Fund paid the Investment Manager $92,847. Reimbursement for the year ended December 31, 1995 was $23,879. The Fund reimbursed the Investment Manager $2,506 for providing certain administrative and accounting services at cost.

       The  Investment   Manager,  a  registered   investment   adviser,   is  a
wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"). The other principal subsidiaries of Group include Investor Service Center, Inc., a registered broker-dealer, and Bull & Bear Securities, Inc., a registered broker-dealer providing discount brokerage services.

       Group is a publicly-owned company whose securities are listed on the Nasdaq and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Bull & Bear Funds, each of which is managed by the Investment Manager, had net assets in excess of $290,000,000 as of February 29, 1996.

                                    THE SUBADVISER AND THE SUBADVISORY AGREEMENT

       The Investment Manager has entered into a subadvisory agreement with Lion Resource Management Limited (the "Subadviser") for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments.

       In consideration of the Subadviser's services, the Investment Manager, and not the Fund, pays to the Subadviser a percentage of the Investment Manager's Net Fees. "Net Fees" are defined as the actual amounts received by the Investment Manager as compensation less reimbursements, if any, pursuant to the guaranty of the Investment Management Agreement and waivers of such compensation by the Investment Manager. The amount of the percentage is determined by the grid and accompanying definitions set forth as follows:

                             RELATIVE PERFORMANCE a

TOTAL NET ASSETS b                      More than 50 basis points better than Within 50 basis points of   More than 50 basis points
                                                        BTR                   BRT                                     below BTR
$15,000,000                                           30%                               20%                            10%
$15,000,000 and $50,000,000                          40%                               30%                            20%
$50,000,000                                            50%                               40%                            30%






       As of December 31, 1995, the Investment Manager paid the Subadviser $27,241.

       The Subadvisory Agreement is not assignable and automatically terminates in the event of its assignment, or in the event of the termination of the Investment Management Agreement. The Subadvisory Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by the Fund, by the Board of Directors or by a vote of Fund shareholders. The Subadvisory Agreement provides that the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates. Nothing contained in the Subadvisory Agreement, however, shall be construed to protect the Subadviser against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Subadvisory Agreement.

                                             CALCULATION OF PERFORMANCE DATA

       Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURN

       Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                     P(1+T)n = ERV

Where:               P         =   a hypothetical initial payment of $1,000;
                     T         =   average annual total return;
                     n         =   number of years; and
                     ERV           = ending redeemable value at the end of
                                   the  period  of a  hypothetical  $1,000
                                   payment  made at the  beginning of such
                                   period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


CUMULATIVE TOTAL RETURN

       Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                                   CTR = ( ERV-P )100
                                                            P

CTR    =      Cumulative total return

ERV = ending redeemable value at the end of the period of a hypothetical  $1,000 payment made at the beginning of such period

P      =      initial payment of $1,000


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The cumulative return for the Fund for the period beginning at the inception of the Fund (January 8, 1986) and ending December 31, 1995 is 160.37%.

       Effective August 28, 1995, the maximum initial sales charge of 4.5% of the public offering price charged in connection with the sale of Fund shares was discontinued.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1995 -- ASSUMING NO INITIAL SALES CHARGE


Since inception (Jan. 8, 1986)                          10.08%
Five Years                                              15.87%
One Year                                                36.73%

       Assuming no initial sales charge, the cumulative return for the Fund for the period since the inception of the Fund (January 8, 1986), for the five years, and for the one year ending December 31, 1995 is, respectively, 160.37%, 108.82% and 36.73%.

SOURCE MATERIAL From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Index (20 year) Bond. An index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Composite Index -- 70% Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and 30% Nasdaq Industrial Index.

Composite Index -- 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index.

Composite Index -- 65% S&P 500 Index and 35% Salomon Brothers High Grade Bond Index.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

S&P 500 -- is a well diversified list of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is a well diversified list of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500.

                                                 DISTRIBUTION OF SHARES

       Pursuant to a Distribution Agreement, Investor Service Center acts as the Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

       In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

       Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

       With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

       It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

       The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

       Pursuant to the Plan the Fund compensates the Distributor in an amount up to one-quarter of one percent per annum of the Fund's average daily net assets for expenditures that were primarily intended to result in the sale of Fund shares. Of the amounts paid to the Distributor during the Fund's fiscal year ended December 31, 1995, approximately $26,150 represented paid expenses incurred for advertising, $56,996 printing and mailing prospectuses and other information to other than current shareholders, $64,533 for salaries of marketing and sales personnel, $787 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $48,774 for overhead and miscellaneous expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to the Plan and then applying such ratio to the total amount of compensation received by the Distributor pursuant to the Plan. The Distributor also received $3,516 for shareholder administration services which it provided to the Fund at cost during the year ended December 31, 1995.

       The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

       The Fund's portfolio securities are traded in the over the counter market and are valued at the mean between the current bid and asked prices. Securities for which such prices are not readily available or reliable and other assets may be valued as determined in good faith by or under the general supervision of the board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

                                            DETERMINATION OF NET ASSET VALUE

       The Fund's net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) each business day of the Fund. The following are not business days of the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

       Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

       Foreign securities and bullion, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

       Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                                                   PURCHASE OF SHARES

       The Fund will not issue shares for consideration other than cash. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Transfer Agent. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                                                 ALLOCATION OF BROKERAGE

       The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

       The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of Fund shares, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange

Act of 1934,  as  amended  (the  "1934  Act") or other  applicable  law are met.
Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

       Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include
(1)  furnishing  advice  as to the  value of  securities,  the  advisability  of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

       Bull & Bear Securities, Inc. ("BBSI"), a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc. ("NASD").

       In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Fund's Board of Directors has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.

          During the fiscal years ended December 31, 1993, 1994, and 1995, the Fund paid total brokerage commissions of $54,725, $74,869 and $92,224. For the fiscal year ended 1995, $___ in brokerage commissions (representing $90,000 in portfolio transactions) was allocated to broker/dealers that provided research services. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or any affiliated funds. During the Fund's fiscal years ended December 31, 1993 and 1994, the Fund paid no brokerage commissions to BBSI, and in 1995 the Fund paid $2,224 which represented 2.41% of the total brokerage commissions paid by the Fund and 98% of the aggregate dollar amount of transactions involving the payment of commissions.

       Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

       The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

       The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended December 31, 1995 and 1994, the Fund's portfolio turnover rate was 47.72% and 52.62%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

       From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the average daily value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                                                 DISTRIBUTIONS AND TAXES

       If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional shares of the Fund.

       The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); and
(3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income taxes on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

       A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

       A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

       Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

       The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

       Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

       The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

       Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to- market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

OPTIONS, FUTURES, AND FORWARD CONTRACTS. The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures, and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto).

       If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of the that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

       The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                                                 REPORTS TO SHAREHOLDERS

       The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                            CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

       Investors Bank & Trust Company, Box 2197, Boston, MA 02111 has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.

                                                        AUDITORS

       Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19101-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                                                  FINANCIAL STATEMENTS

       The Fund's Financial Statements for the fiscal year ended December 31, 1995, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                                         APPENDIX--DESCRIPTIONS OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards and, together with the Aaa group, comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS SERVICES CORPORATE BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC AND C Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           PART C -- OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

(a) Financial Statements: Financial statements of the Registrant are included in the Registrant's Statement of Additional Information filed as part of this Registration Statement.
 (b)  Exhibits:

1 Articles  of   Incorporation  of  Midas  Fund,  Inc.,  filed  with  the
  Securities and Exchange Commission on August 24, 1995.

    Bylaws of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

    Not applicable.

    Specimen  copy of share  certificate  of Midas  Fund,
    Inc.,   filed  with  the   Securities   and  Exchange
    Commission on August 24, 1995.

    Form of Investment Management Agreement of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

    Form of Subadvisory Agreement of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

    Form of Distribution Agreement of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

    Not applicable.

    Form of Custodian Agreement of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

8(b) Form of Precious Metals Storage Agreement of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

8(c) Service and Agency Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

  8(d) Custodial Account and IRA Disclosure Statement, filed with the Securities and Exchange Commission on August
           24, 1995.

8(e) IRA Agreement, filed with the Securities and Exchange Commission on August 24, 1995.
9(c)  Transfer  Agency  Agreement,   filed  with  the  Securities  and  Exchange
Commission on August 24, 1995.

9(d) Agency Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

9(e) Shareholder Administration Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

  12       Not applicable.

14(a) Standardized Profit Sharing Adoption Agreement, filed with the Securities and Exchange Commission on August 24, 1995.


                                                                        Part C-1

14(b) Defined Contribution Basic Plan Document, filed with the Securities and Exchange Commission on August 24, 1995.

14(c) Standardized Money Purchase Adoption Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

14(d) Simplified Profit Sharing Adoption Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

14(e) Simplified Money Purchase Adoption Agreement, filed with the Securities and Exchange Commission on August 24, 1995.

 15 Form of Plan of Distribution of Midas Fund, Inc., filed with the Securities and Exchange Commission on August 24, 1995.

 17.      Financial Data Schedule, filed herewith.

 18.      Not Applicable.


Item 25.  Persons Controlled by or Under Common Control with Registrant

                  Not applicable.

Item 26.  Number of Holders of Securities

         The following table sets forth the number of holders of shares of Midas Fund, Inc. as of February 29, 1996:

         (1)                                (2)
         Title of Class                     Number of Record Holders
         Common stock, par value                                5,286
          $.01 per share

Item 27.  Indemnification

                  Indemnification. The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (C) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

         Registrant's Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act;
(3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

         Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further


                                                                     Part C-2
provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

         Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

         Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and other Connections of Investment Adviser

                  Information on the business of the Registrant's investment adviser is described in the section of the Statement of Additional Information entitled "The Investment Manager" filed as part of this Registration Statement.

         The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Bull & Bear Advisers, Inc., a wholly-owned subsidiary of Bull & Bear Group, Inc. (the "Bull & Bear Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Service Center, the distributor of the Registrant and the Bull & Bear Funds and a registered broker/dealer, and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors


                                                                       Part C-3

Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. Bull & Bear Advisers, Inc. serves as investment manager of Bull & Bear Dollar Reserves, Bull & Bear Global Income Fund, and Bull & Bear U.S. Government Securities Fund, each a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Municipal Income Fund, a series of shares issued by Bull & Bear Municipal Securities, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, and Bull & Bear Quality Growth Fund, each a series of Bull & Bear Funds I, Inc.; and Bull & Bear Special Equities Fund, Inc.

Item 29.  Principal Underwriters

         a) In addition to the Registrant, Service Center serves as principal underwriter of Bull & Bear Funds II, Inc., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Bull & Bear Gold Investors Ltd. and Bull & Bear Municipal Securities, Inc.

         b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal                                                                  Position and Offices
Business Address                          Position and Offices with Service         with Registrant
                                          Center
----------------------------------------- ----------------------------------------- -----------------------------------------
Robert D. Anderson                        Vice Chairman and Director                N/A
11 Hanover Square
New York, NY 10005
Steven A. Landis                          Senior Vice President                     Senior Vice President
11 Hanover Square
New York, NY 10005
Brett B. Sneed                            Senior Vice President                     Senior Vice President
11 Hanover Square
New York, NY 10005
Mark C. Winmill                           Chairman, Director and Chief              Co-President and Co-Chief Executive
11 Hanover Square                         Financial Officer                         Officer
New York, NY 10005
Thomas B. Winmill                         President, Director, General Counsel      Co-President, Director, and Co-
11 Hanover Square                                                                   Chief Executive Officer
New York, NY 10005
Kathleen B. Fliegauf                      Vice President and Assistant              None
11 Hanover Square                         Treasurer
New York, NY 10005
William J. Maynard                        Vice President, Secretary, Chief          Vice President, Secretary, Chief
11 Hanover Square                         Compliance Officer                        Compliance Officer
New York, NY 10005
Irene K. Kawczynski                       Vice President                            None
11 Hanover Square
New York, NY 10005
Joseph Leung                              Treasurer, Chief Accounting Officer       Treasurer, Chief Accounting Officer
11 Hanover Square
New York, NY 10005
Michael J. McManus                        Vice President                            None
11 Hanover Square
New York, NY 10005



                                                                     Part C-4




H. Matthew Kelly                          Vice President                            None
11 Hanover Square
New York, NY 10005


Item 30.                             Location of Accounts and Records

         The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Bank & Trust Company & DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 31.  Management Services

         Not Applicable.

Item 32.  Undertakings

         (a)                         Not applicable.

         (b)                         Not applicable.



                                                          Part C-5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this 1st day of March, 1996.

                                MIDAS FUND, INC.

                                Thomas B. Winmill
                              By: Thomas B. Winmill

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Mark C. Winmill            Director, Co-President and Co-Chief   March 1, 1996
                                                               ---------------
Mark C. Winmill            Executive Officer

Thomas B. Winmill          Director, Co-President and Co-Chief   March 1, 1996
                                                             -----------------
Thomas B. Winmill          Executive Officer

Joseph Leung               Treasurer, Principal                  March 1, 1996
Joseph Leung               Accounting Officer

Bruce B. Huber             Director                              March 1, 1996
Bruce B. Huber

James E. Hunt              Director                              March 1, 1996
James E. Hunt

Frederick A. Parker, Jr.   Director                              March 1, 1996
                                                      ------------------------
Frederick A. Parker, Jr.

John B. Russell            Director                              March 1, 1996
John B. Russell

Russell E. Burke III       Director                              March 1, 1996
                                                          --------------------
Russell E. Burke III


                                                             Part C-6